                                                               Exhibit 10(e)(iv)

                                 AMENDMENT NO. 7

                                     TO THE

                           LIZ CLAIBORNE SAVINGS PLAN

            (As Amended and Restated Effective as of January 1, 1987)


     The Liz Claiborne Savings Plan as amended (the "Plan") is hereby further amended in the following respects, pursuant to the provisions of Section 13.2 of the Plan, effective as of January 1, 1997.

     I. Section 4.4 is amended by replacing the parenthetical "(in 10% increments on or after July 1, 1994)" with the parenthetical "(in 10% increments on or after July 1, 1994 and, beginning January 1, 1997, in such other increments as the Plan Administrator may from time to time permit)".


     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer the 27th day of March, 1997.

                                         LIZ CLAIBORNE, INC.



                                         By:/s/ Samuel M. Miller
                                            ------------------------------------
                                         Title:  Senior Vice President-
                                                 Finance and Chief Financial
                                                 Officer


Attest:

/s/ Roberta S. Karp
----------------------